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                                                                   Exhibit 99.22

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                  REMIC Multi-Class Pass-Through Certificates

                                 SEPTEMBER 1996

                                 Series 1995-9

     Pursuant to the Pooling and Servicing Agreement dated as of November 1, 1995 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the
Trustee:

(a)  The amounts below are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 9-A1 ....   $    8.04045901             Class 9-B1 ....    $    0.70177388
                  ---------------                                ---------------
Class 9-A2 ....   $   18.28080074             Class 9-B2 ....    $    0.70177433
                  ---------------                                ---------------
Class 9-A3 ....   $    0.00000000             Class 9-B3 ....    $    0.70177120
                  ---------------                                ---------------
Class 9-A4 ....   $    8.93748401             Class 9-B4 ....    $    0.70177229
                  ---------------                                ---------------
Class 9-A5 ....   $    3.79779845             Class 9-B5 ....    $    0.70177864
                  ---------------                                ---------------
Class 9-A6 ....   $    0.70176714             Class 9-R .....    $    0.00000000
                  ---------------                                ---------------
Class 9-M .....   $    0.70177499             Class 9-RL ....    $    0.00000000
                  ---------------                                ---------------

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 9-A1 ....   $    6.86824865             Class 9-B1 ....    $    0.00000000
                  ---------------                                ---------------
Class 9-A2 ....   $   15.61566136             Class 9-B2 ....    $    0.00000000

                  ---------------                                ---------------
Class 9-A3 ....   $    0.00000000             Class 9-B3 ....    $    0.00000000
                  ---------------                                ---------------
Class 9-A4 ....   $    7.63449729             Class 9-B4 ....    $    0.00000000
                  ---------------                                ---------------
Class 9-A5 ....   $    3.24412127             Class 9-B5 ....    $    0.00000000
                  ---------------                                ---------------
Class 9-A6 ....   $    0.59945722             Class 9-R .....    $    0.00000000
                  ---------------                                ---------------
Class 9-M .....   $    0.00000000             Class 9-RL ....    $    0.00000000
                  ---------------                                ---------------

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     iii) The amount of such distribution to the
          Certificateholders of each class, allocable to
          Interest:

Class 9-A1 ....        5.01485970             Class 9-B1 ....         6.21061268
                  ---------------                                ---------------
Class 9-A2 ....        4.73127111             Class 9-B2 ....         6.21061135
                  ---------------                                ---------------
Class 9-A3 ....        5.31096427             Class 9-B3 ....         6.21061520
                  ---------------                                ---------------
Class 9-A4 ....        4.98502276             Class 9-B4 ....         6.21060045
                  ---------------                                ---------------
Class 9-A5 ....        2.56325793             Class 9-B5 ....         6.21060975
                  ---------------                                ---------------
Class 9-A6 ....        6.21061399             Class 9-R .....         0.00000000
                  ---------------                                ---------------
Class 9-M .....        6.21061435             Class 9-RL ....         0.00000000
                  ---------------                                ---------------
                                              Class 9-S .....         0.42000000
                                                                 ---------------

     iv)  The amount of accrual:                                   1,710,912.01
                                                                ---------------

     v)   The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................          48,064.91
                                                                ---------------

(b) The amounts below are for the aggregate of all Certificates.

     vi)  The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................   $ 272,494,396.41
                                                                ---------------

          The aggregate number of Mortgage Loans included in

          the Scheduled Principal Balance set forth
          above ............................................                991
                                                                ---------------

     vii) The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                           Class Certificate         Single
                                           Principal Balance Certificate Balance
                                           ----------------- -------------------

          Class 9-A1 ......................   $ 82,472,407.37            816.56
                                              ---------------   ---------------
          Class 9-A2 ......................   $ 11,779,682.40            872.57
                                              ---------------   ---------------
          Class 9-A3 ......................   $ 11,138,000.00          1,000.00
                                              ---------------   ---------------
          Class 9-A4 ......................   $ 14,170,400.97            816.41
                                              ---------------   ---------------
          Class 9-A5 ......................   $ 99,447,339.17            958.95
                                              ---------------   ---------------
          Class 9-A6 ......................   $ 35,574,462.36            993.28
                                              ---------------   ---------------
          Class 9-M .......................   $  5,970,700.95            993.28
                                              ---------------   ---------------
          Class 9-B1 ......................   $  4,478,025.74            993.28
                                              ---------------   ---------------
          Class 9-B2 ......................   $  3,731,688.10            993.28
                                              ---------------   ---------------
          Class 9-B3 ......................   $  1,492,676.24            993.28
                                              ---------------   ---------------
          Class 9-B4 ......................   $    895,604.36            993.28
                                              ---------------   ---------------
          Class 9-B5 ......................   $  1,343,408.75            993.28
                                              ---------------   ---------------
          Class 9-R .......................   $          0.00              0.00
                                              ---------------   ---------------
          Class 9-RL ......................   $          0.00              0.00
                                              ---------------   ---------------
          Class 9-S .......................   $272,494,396.41            906.66
                                              ---------------   ---------------

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    viii) The following pertains to any real estate
          acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage

          Loan:

          book value .......................................    $             0
                                                                ---------------
          number of related mortgage loans .................                  0
                                                                ---------------

     ix)  The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

          (a)  delinquent
             (1)  30-59 days
          Number                    7      Principal Balance    $  1,709,447.71
                      ---------------                           ---------------
             (2)  60-89 days
          Number                    3      Principal Balance    $    671,142.76
                      ---------------                           ---------------
             (3)  90 days or more
          Number                    3      Principal Balance    $    748,438.59
                      ---------------                           ---------------

          (b)  in foreclosure
          Number                    2      Principal Balance    $    481,572.73
                      ---------------                           ---------------

     x)   The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------

     xi) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 9-A5: ......................................           7.965600%
                                                                 ---------------
          Class 9-A6: ......................................           7.500000%
                                                                 ---------------

          1.   Senior Percentage for such
                Distribution Date: .........................        93.45200000%
                                                                 ---------------

          2.   Group I Senior Percentage for such
               Distribution Date: ..........................        80.44743300%
                                                                 ---------------

          3.   Group II Senior Percentage for such
               Distribution Date: ..........................        13.00456700%
                                                                 ---------------


          4.   Senior Prepayment Percentage for such
               Distribution Date: .........................        100.00000000%
                                                                 ---------------

          5.   Group I Senior Prepayment Percentage for such
               Distribution Date: ...........................      100.00000000%
                                                                 ---------------

          6.   Group II Senior Prepayment Percentage for such
               Distribution Date: ..........................         0.00000000%
                                                                 ---------------

          7.   Junior Percentage for such Distribution Date: .       6.54800000%
                                                                 ---------------

          8.   Junior Prepayment Percentage for such
               Distribution Date: ...........................        0.00000000%
                                                                 ---------------